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                                                                   EXHIBIT 10.17

                               GUARANTY AGREEMENT

                  GUARANTY AGREEMENT, dated as of May 25, 1995 (as amended, supplemented or otherwise modified from time to time, this "Guaranty"), made by CASTLE ENERGY CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("CEC"), CASTLE PRODUCTION RESOURCE COMPANY, a corporation organized and existing under the laws of the State of Pennsylvania ("CPRC") and CASTLE PRODUCTION COMPANY, a corporation organized and existing under the laws of the State of Texas ("CPC," and, together with CEC and CPRC, the "Guarantors"), in favor of BT COMMERCIAL CORPORATION ("BTCC"), as Administrative Agent (in such capacity, the "Agent") for each of the Line of Credit Lenders (BTCC and MeesPierson N.V., New York Agency) and Bankers Trust Company, as Issuing Lender (collectively, and together with any assignees of such lenders, the "Lender Parties") parties to the Letter Agreement (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Letter Agreement.

                             W I T N E S S E T H :

                  WHEREAS, under the terms of a Letter Agreement, dated as of the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Letter Agreement"), among the Lender Parties, BTCC, as Administrative Agent and Collateral Agent, and Indian Oil Company (the "Borrower") , the Lender Parties have granted to the Borrower a line of credit of up to $30,000,000 in revolving loans and letters of credit;

                  WHEREAS, CEC is the owner of all of the issued and outstanding common stock, par value $.01 per share, of the Borrower (the "Borrower Common Stock") and all of the issued and outstanding capital stock of CPRC and CPC, and in recognition of certain benefits to be received by CEC, CPRC and CPC in connection with the availability of the line of credit to the Borrower, the Guarantors desire to absolutely, unconditionally and irrevocably guarantee the payment and all other obligations of the Borrower under and in connection with the Letter Agreement and the line of credit granted pursuant thereto;

                  WHEREAS, in connection herewith the Guarantors have entered into that certain Pledge Agreement, dated as of the date hereof, pursuant to which, among other things, as security for the performance of their obligations under this Guaranty, the Guarantors have pledged to the Agent for the benefit of


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itself and the Lender Parties the Borrower Common Stock, all limited and general partnership interests of the Guarantors in Castle Texas Production L.P. and all of the outstanding capital stock of CPRC, CPC and Castle Exploration Company, Inc.

                  NOW, THEREFORE, as an inducement to the Agent and the Lender Parties to execute and deliver the Letter Agreement and extend to the Borrower the line of credit and, in recognition of the substantial direct and indirect benefit from the transactions contemplated by the Letter Agreement, the Guarantors hereby jointly and severally agree with the Agent for the benefit of itself and the Lender Parties as follows:

                  SECTION 1. Guaranty. The Guarantors hereby unconditionally, absolutely, continuingly and irrevocably guarantee on a joint and several basis to the Agent for the benefit of the Lender Parties the full and punctual payment when due (upon demand or otherwise) of all obligations and liabilities of the Borrower of any kind owing to the Agent or any Lender Party, whether now or hereafter owing or required to be paid to the Agent or any Lender Party, in respect of or under the Letter Agreement, the Notes, the Collateral Documents or any other document, instrument or certificate delivered by the Borrower in connection with the Letter Agreement and the line of credit granted thereunder (collectively, the "Line Documents"), whether or not the right of the Agent or such Lender Party to payment in respect of such claim is reduced to judgment, liquidated or unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding seeking to adjudicate the Borrower bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or consolidation of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property (collectively, the "Obligations"). Without limiting the generality of the foregoing, the Obligations include the obligation of the Borrower to pay principal, interest (including interest accruing on or after any assignment for the benefit of creditors, the issuing of a notice of intention to make a proposal or the making of a proposal under the United States Bankruptcy Code, the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for such post-filing or post-petition interest is allowed), reimbursement obligations, letter of credit fees or commissions, charges, expenses, fees, reasonable attorneys' fees and disbursements, indemnities and other present and future amounts payable by the Borrower to the Agent or any Lender Party in respect of or under any Line Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Lender Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the

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Borrower. Anything herein to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  SECTION 2. Guaranty Absolute and Unconditional. The Guarantors guarantee that, with respect to the Agent and each Lender Party, the Obligations will be paid strictly in accordance with the terms of the Letter Agreement and the other Line Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender Party with respect thereto. This Guaranty is one of payment and performance and not collection and the obligations of each Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Guarantor or other guarantor or whether the Borrower or any other Guarantor or guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any contractual or other agreement, instrument or document including, without limitation, the Letter Agreement, any of the other Line Documents, any of the Obligations, or any guarantee thereof;

          (ii) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any contractual or other agreement between the Borrower and the Agent or any Lender Party or any instrument or document relating thereto, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or otherwise;

          (iii) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to or departure from any other guaranty (including this Guaranty with respect to any other Guarantor), for all or any of the Obligations;

          (iv) any failure of any other Guarantor or guarantor to satisfy its obligations in respect of any Obligations;

          (v) any manner of application of Collateral securing any Obligation, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrower;

                                      -3-
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          (vi) any change, restructuring or termination of the corporate structure or existence of the Borrower;

          (vii) any failure or delay of the Agent or any Lender Party to exercise any right or remedy under this Guaranty, the Letter Agreement or the other Line Documents or with respect to the Collateral or any other property or assets pledged to the Agent for the benefit of the Lender Parties under any Line Document;

          (viii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Borrower or in respect of the property of the Borrower or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Borrower;

          (ix) impossibility or illegality of performance on the part of the Borrower of its obligations under the Letter Agreement, any Notes or any other Line Document;

          (x) in respect of the Borrower, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Borrower, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Borrower and whether or not of the kind hereinbefore specified;

          (xi) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance of the Borrower's obligations under the Letter Agreement or any Note or any other Line Document;

          (xii) the failure of such Guarantor to receive any consideration from or as a result of its execution, delivery and performance of this Guaranty or the Pledge Agreement; or



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          (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, such Guarantor or any other Guarantor or guarantor with respect to the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that the Borrower may assert to the repayment of the Obligations, including, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury) or which might otherwise constitute a defense to this Guaranty and the obligations of such Guarantor under this Guaranty.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Lender Party upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. Each Guarantor agrees that if the Borrower or any other guarantor of all or a portion of the Obligations is the subject of a bankruptcy proceeding under Title 11 of the United States Code or similar laws affecting creditors' rights or insolvent corporations, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Obligations.

                  SECTION 3. Waivers. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Lender Party protect, secure, perfect or insure any lien securing any Obligation or any property subject thereto or exhaust any rights or take any action against the Borrower or any other individual, corporation, partnership or other legal entity ("Persons") or any collateral. Each Guarantor hereby waives notice of or proof of reliance by the Agent or any Lender Party upon this Guaranty, and the Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty.

                   (b) Each Guarantor hereby agrees that, until such time as the Obligations and all such Guarantor's obligations hereunder are paid in full in cash, and the Letter Agreement and the other Line Documents are terminated and the expiry or cancellation (undrawn) of all Letters of Credit (other than those that are Adequately Collateralized) (the "Termination Date"), it shall not assert any claim or other right that it may now or hereafter acquire against the Borrower or any other insider guarantor that arises from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or the Letter Agreement, the other Line Documents or the Obligations or guarantees thereof, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender Party against such Guarantor, any other insider guarantor or any collateral securing any Guaranteed Obligation, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such Guarantor or any other insider guarantor, directly or


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indirectly, in cash or other property or by set-off (including under Section 10 hereof) or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such Guarantor shall immediately give the Agent notice of its receipt of such amount and such amount shall be held in trust for the benefit of the Agent and the Lender Parties owed the Obligations which gave rise to such Guarantor's right of recovery, segregated from other funds of such Guarantor, and shall forthwith be paid to the Agent to be credited and applied to the Obligations then due and payable and all other amounts payable under this Guaranty then due and payable, whether matured or unmatured, in such order as the Agent may determine. Each Guarantor acknowledges that it will receive direct and indirect benefits from the Letter Agreement and the transactions consummated in connection therewith and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.

                   (c) Until all of the Obligations shall have been paid in full in cash, no Guarantor will enforce any other claim or exercise any other rights which it may have against the Borrower.

                  SECTION 4. Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by the Guarantors hereunder to or for the benefit of any Lender Party or the Agent shall be made free and clear of and without deduction for any and all present or future taxes (other than any taxes imposed on the gross receipts or income of any Lender Party or to the Agent). If any Guarantor shall be required by law to deduct any such taxes from or in respect of any sum payable hereunder, to or for the benefit of any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions of such taxes (including deductions of taxes applicable to additional sums payable under this Section) such Lender Party or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and
(iii) such Guarantor shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law.

                   (b) In addition, each Guarantor agrees to pay any present or future stamp, documentary, excise, privilege, intangible or similar levies that arise at any time or from time to time (i) from any payment made under any and all Line Documents, (ii) from the transfer of the rights of any Lender Party under any Line Documents to any transferee, or (iii) from the execution or delivery by the Borrower of, or from the filing or recording or maintenance of, or otherwise with respect to the exercise by the Agent or the Lender Parties of their rights under, any and all Line Documents (hereinafter referred to as
"Other Taxes").
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                   (c) The Guarantors hereby indemnify each Lender Party and the
Agent with respect to any taxes referred to in (a) and (b) of this Section 4 paid by such Lender Party or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising solely therefrom or with respect thereto. Payment of this indemnification shall be made within 30 days from the date such Lender Party or the Agent certifies and sets forth in reasonable detail the calculation thereof as to the amount and type of such taxes. Any such certificate submitted by the Lender Party or the Agent in good faith to the Borrower shall, absent manifest error, be final, conclusive and binding on all parties.

                   (d) Within thirty days after having received a receipt of taxes, each Guarantor will furnish to the Agent or the applicable Lender Party, at its address referred to in Section 8 hereof, the original or a certified copy of a receipt evidencing payment thereof.

                   (e) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 4 shall survive the Termination Date.

                  SECTION 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows as to itself:

                   (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Guarantor is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the nature of its business or location of its properities and assets requires it to be so qualified.

                   (b) The execution and delivery by the Guarantor of this Guaranty and any other Line Document to which it is a party and the performance by the Guarantor of its obligations hereunder and thereunder are within the Guarantor's corporate powers, have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of the stockholders of the Guarantor, (ii) contravene (A) the Guarantor's Certificate of Incorporation, By-laws or similar organizational documents, (B) any statute or any order, rule or regulation of any court or governmental agency or body (a "Governmental Authority") having jurisdiction over the Guarantor or any of its properties or assets ("Requirements of Law"), (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which any of its properties or assets are bound ("Contractual Provisions"), or (iii) result in or require the creation or imposition of any lien or encumbrance upon or with respect to any of the Guarantor's properties or assets, except for the liens in favor of the Collateral Agent created, for the benefit of the Collateral Agent and the Lender Parties, under the Collateral Documents. The Guarantor is not in default under any Contractual Provision nor has the Guarantor violated or failed to comply with any Requirement of Law which would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial condition of the Guarantor or its ability to perform its obligations under this Guaranty or the Pledge Agreement (a "Material Adverse Effect").


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                   (c) No consent, authorization, approval or filing with any
Governmental Authority or third party is required in connection with the execution, delivery and performance by the Guarantor of this Guaranty, the Pledge Agreement or any other Line Document to which it is a party, except for the filings, if any, necessary to create, perfect or retain the perfection of liens against the Collateral.

                   (d) This Guaranty and each of the Line Documents to which the Guarantor is a party is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general equitable principles.

                   (e) There is not now outstanding with respect to the Guarantor nor is there now pending or, to the best of the Guarantor's knowledge after diligent inquiry, threatened any litigation, contested claim, investigation, arbitration, or governmental proceeding, by or against the Guarantor, that (i) could individually or in the aggregate, be reasonably likely to have a Material Adverse Effect (other than the litigation commenced by Shell Canada Ltd. et al. against Indian Refining Limited Partnership et al. and the pending or threatened arbitration between CEC, Inc. and MG Refining & Marketing Inc., or (ii) purports to affect the legality, validity or enforceability of this Guaranty or any other Line Document to which the Guarantor is a party or the consummation of the transactions contemplated hereby or thereby.

                   (f) The Guarantor has, independently and without reliance upon the Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

                   (g) The performance of the Guarantor's obligations under this Guaranty and the other Line Documents to which it is a party would not render it Insolvent; for purposes hereof "Insolvent" shall mean, with respect to the Guarantor on a particular date, that on such date (i) the fair value of the property of the Guarantor is less than the total amount of liabilities (including the reasonably estimated amount of contingent liabilities) of the Guarantor; (ii) the present fair market value of the assets of the Guarantor is less than the amount that will be required to pay the probable liability

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of the Guarantor on its existing debts as they become absolute and mature; (iii)
the Guarantor is not able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; or (iv) the Guarantor has unreasonably small capital to engage in business or a transaction.

                   (h) The Guarantor has timely filed (including any permitted extensions) all income tax returns it is required to file, except for certain tax returns that were due on December 15, 1994 and not timely filed because CEC's request for a change in tax year has been granted. The information filed in such tax returns is complete and accurate in all material respects. All deductions taken in such income tax returns are in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with generally accepted accounting principles. All taxes, assessments, fees and other governmental charges for periods beginning prior to the date hereof, have been timely paid and the Guarantor does not have any material liability for taxes in excess of the amounts so paid or reserves so established. No deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against the Guarantor and no tax lien has been filed. There are no pending or threatened audits, investigations or claims for or relating to any material liability for taxes and there are no matters under discussion with any Governmental Authority which could result in a material additional liability for taxes. No extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to the Guarantor. The Guarantor does not have any obligation under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

                  SECTION 6. Certain Covenants. The Guarantors covenant and agree that, until the occurrence of the Termination Date:

                   (a) CEC shall not create or incur, and the consolidated subsidiaries (including any corporation or partnership owned or controlled, directly or indirectly ("Subsidiaries") of CEC other than those Subsidiaries listed in Schedule II hereto (the "Excluded Subsidiaries") shall not create or incur, any obligation, direct or indirect and contingent or otherwise, with respect to indebtedness for borrowed money or for the deferred purchase price of property or services ("Indebtedness") other than (i) Indebtedness created or incurred prior to the date hereof (including, without limitation, the approximately $41 million principal amount outstanding as of the date hereof of certain term loans made to certain subsidiaries of CEC pursuant to a Loan Agreement dated as of August 6, 1993 among such subsidiaries, General Electric Capital Corporation as Agent for the Lenders and the other parties thereto) and
(ii) Indebtedness created or incurred on or after the date hereof if the aggregate amount thereof (excluding the Obligations) does not exceed $20 million at any time.

                                      -9-

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                   (b) Neither CEC nor any of its consolidated Subsidiaries
other than the Excluded Subsidiaries shall voluntarily create, assume, or incur, or permit to be created, assumed, or incurred, any mortgage, lien, pledge, security interest or other charge or encumbrance or other preferential arrangement of any kind upon or with respect to any of their properties, whether such properties and assets are now owned or hereafter acquired, or upon or with respect to any right to receive income, now or hereafter existing; provided, that CEC and any Subsidiary thereof shall be permitted, without making or causing to be made the provision above described, to assume or create other security interests (i) for taxes, assessments or government charges if the same shall not at the time be delinquent or thereafter can be paid without penalty,
(ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business and not material in amount, (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old-age pensions, or other social security or retirement benefits or similar legislation and (iv) securing Indebtedness which CEC and its consolidated Subsidiaries are permitted to create or incur under
Section 6(a)(ii) hereof.

                   (c) CEC shall give written notice to the Agent and each of the Lender Parties of the commencement or occurrence of any action (including substantive negotiations) or event which CEC is, or if successfully pursued would be, required under the Securities and Exchange Commission's rules and regulations, to report on Form 8-K. CEC agrees that it shall provide to the Line of Credit Lenders periodic updates of the status of any such action (including substantive negotiations) or event on a reasonably frequent basis, as well as at the request of either Line of Credit Lender. No such information disclosed by CEC in any such notice shall be publicly disclosed by the Agent or any Lender Party until CEC's public disclosure of such information or until such information shall otherwise become public (other than by action of the Line of Credit Lenders).

                   (d) CEC shall not amend or consent to any amendment or waiver of, or permit the Borrower or any other subsidiary of CEC to amend or consent to any amendment or waiver of, any provision of any of (i) the articles or certificates of incorporation, by-laws, partnership agreements, other constituting documents, or any other agreements, instruments or documents governing or affecting the ownership of any equity interest which are contemplated by or referred to in Annex 2 to the Letter Agreement or (ii) any of the other agreements, instruments or documents which are contemplated by or referred to in Annex 2 to the Letter Agreement if, in the case of this clause
(ii), the effect of such amendment, consent or waiver could be reasonably likely to be materially adverse to the interests of any of the Lender Parties or the Agent. CEC agrees that unless such agreements, instruments or documents are terminated by a party other than CEC or one of its affiliates, all such agreements, instruments or documents shall remain in full force and effect; provided, however, that the covenant contained in this sentence shall not apply in the case of a termination of the agreement referred to in item 5 of Annex 2 to the Letter Agreement.

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                   (e) CEC shall not declare or pay any dividend on or make any payment or other distribution to holders of its capital stock (other than in additional shares of such capital stock).

                   (f) The Guarantors shall not, and shall not permit any of the Pledged Subsidiaries (as defined in the Guarantors Pledge Agreement) or any direct or indirect Subsidiary of any of the Pledged Subsidiaries to, sell, transfer or otherwise dispose of any assets of any of the Pledged Subsidiaries or any such Subsidiaries (i) to any affiliate of CEC other than the Borrower or any Guarantor, (ii) to any Person other than the Borrower or any Guarantor unless such sale, transfer or other disposition is for all cash or Cash Equivalents and such cash or Cash Equivalents remain an undiminished asset of any such Pledged Subsidiaries or such other Subsidiary. The foregoing restriction shall not apply to (A) sales of Inventory to unaffiliated Persons in the ordinary course of business, consistent with past practice, (B) arrangements in existence on the date hereof and disclosed on Schedule III hereto, (C) the intercompany transfer between Castle and its Subsidiaries of the cash proceeds of working capital assets in the ordinary course of business, consistent with past practice, and (D) the intercompany transfer of cash by any of the Pledged Subsidiaries to any other Pledged Subsidiary that is a Guarantor.

                  SECTION 7. Amendments; Supplement. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by one or more Guarantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, each Lender Party and the relevant Guarantor or Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 8. Addresses for Notices. All notices and correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service with all charges prepaid, if to any Guarantor at its address set forth in Schedule I hereto, with a copy to Duane, Morris & Heckscher, One Liberty Place, Philadelphia, PA 19103, Attention: Sheldon M. Bonovitz, Esq., Facsimile No.:
215-979-1020; and if to the Agent or any of the Lender Parties, at its address specified on Schedule I hereto, with a copy to Dorsey & Whitney, 350 Park Avenue, New York, NY 10022, Attention: Joel M. Simon, Esq. Facsimile No.: (212) 888-0018, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, four (4) Business Days after being post marked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery

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is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged; provided, that notices to the Agent shall not be effective until received by the Agent.

                  SECTION 9. No Waiver; Remedies. No failure on the part of the Agent or any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10. Right of Set-off. Upon the occurrence of a Demand Event, the Agent and each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or such Lender Party to or for the credit or the account of a Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not the Agent or such Lender Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each of the Agent and the Lender Parties agrees to notify the Guarantors after any such set-off and application made by such Person, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each of the Agent and the Lender Parties under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender Parties may have.

                  SECTION 11. Continuing Guaranty; Assignments under Letter Agreement. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the occurrence of the Termination Date, (ii) be binding upon each of the Guarantors and their respective successors and permitted assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and the Lender Parties and their respective successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (iii), the Agent or any Line of Credit Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty to any other Person to whom an assignment is made in accordance with the Letter Agreement and such Line of Credit Lender's Note, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Lender Party herein or otherwise. No Guarantor may assign any of its rights and obligations under this Guaranty without the prior written consent of each of the Lender Parties.

              SECTION 12. Indemnification. The Guarantors hereby agree to indemnify and hold harmless the Agent, each Lender Party and each director, officer, employee, affiliate and agent thereof (each, an "Indemnified Person") against, and to reimburse each Indemnified Person, upon its demand, for, any losses, claims, damages, liabilities or other reasonable expenses ("Losses") to which such Indemnified Person may become subject insofar as such Losses arise out of or relate to or result from (x) any investigation or defense of, or participation in, any legal proceeding relating to the Letter Agreement, this Guaranty, the Pledge Agreement and any other Line Document and the transactions contemplated hereby and thereby or (y) any claim, action, suit, investigation or proceeding relating to the Agent or any Lender Party or affiliate thereof, whether the Indemnified Party is a party thereto or target thereof, or, if not, in which the indemnified person or entity is subpoenaed or required to produce documents, including, without limitation, in each case Losses consisting of reasonable attorneys' fees or other expenses incurred in connection with investigating, defending or participating in any such legal proceeding (whether or not such Indemnified Person is a party thereto), provided that the foregoing will not apply to any Losses to the extent they (i) are found by a decision of a court of competent jurisdiction in a final non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person or (ii) arise out of claims by one Indemnified Person against another Indemnified Person.

                  SECTION 13. Payments. The Guarantors agree that all payments made hereunder will be paid to the Agent without set-off or counterclaim at the office of the Agent located at the address set forth in Section 10. Each Guarantor agrees that whenever it shall make any payment on account of its liability hereunder it will promptly notify the Agent in writing that such payment is made under this Guaranty for such purpose.

                  SECTION 14. Expenses. Each Guarantor agrees to pay or reimburse the Agent and the Lender Parties for any and all expenses (including reasonable attorneys' fees and expenses) incurred by the Agent or any Lender Party in enforcing any rights under this Guaranty.

                  SECTION 15. Submission to Jurisdiction; Waiver of Immunities. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                   (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LINE DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

                   (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                   (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 7(a) HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                   (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                   (v) WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING.

                  SECTION 16. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTY AND THE OTHER LINE DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LINE DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 17. Waiver of Jury Trial. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTY OR ANY OTHER LINE DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                  SECTION 18. Entire Agreement. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER AGREEMENTS REFERRED TO HEREIN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

                                       CASTLE ENERGY CORPORATION


                                       By:     /s/ Joseph L. Castle II
                                          -------------------------------------
                                          Name: Joseph L. Castle II
                                          Title: CEO

                                       CASTLE PRODUCTION RESOURCE
                                         COMPANY

                                       By:     /s/ Joseph L. Castle II
                                          -------------------------------------
                                          Name: Joseph L. Castle II
                                          Title: CEO

                                       CASTLE PRODUCTION COMPANY


                                       By:     /s/ Joseph L. Castle II
                                          -------------------------------------
                                          Name: Joseph L. Castle II
                                          Title: CEO


Accepted as of the date first above written:

BT COMMERCIAL CORPORATION,
   as Agent

By:    /s/ J. Jeffcott Ogden
   --------------------------------
   Name:    J. Jeffcott Ogden
   Title: